UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                           --------------------------

         Date of Report (Date of earliest event reported): March 5, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)
                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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((((Item Number to be confirmed with Marconi Corporation PLC))))


Item No. 5     Press release dated 5 March, 2004 - Re. Senior Notes





Press enquiries:
Joe Kelly,  tel: 0207 306 1771; email: joe.kelly@marconi.com
David Beck, tel: 0207 306 1490; email: david.beck@marconi.com

Investor enquiries:
Heather Green, tel: 0207 306 1735; email: heather.green@marconi.com



                            MARCONI CORPORATION PLC

            MARCONI PROVIDES NOTICE OF SECOND PARTIAL REDEMPTION OF
                  8% GUARANTEED SENIOR SECURED NOTES DUE 2008
                             CUSIP No. : G58129AA8
                            ISIN No. : XS0166109412


- $73.7 million (approximately GBP40.3 million) Senior Notes to be redeemed at 110%

- Reduces principal amount of Senior Notes to $584.6 million (approximately GBP319.4 million)


London - 5 March 2004 - Marconi Corporation plc (LSE: MONI; NASDAQ: MRCIY) announces today that it has given notice to the owners of its Senior Notes pursuant to Section 3.02 of the Indenture dated as of 19 May 2003 (the Indenture) made between the Company, the guarantors named therein and the Law Debenture Trust Company of New York (the Trustee) that pursuant to Section 3.07 of the Indenture $73.7 million (approximately GBP40.3 million) aggregate principal amount of Securities (the Redemption Securities) will be redeemed on 18 March 2004 (the Redemption Date).

The redemption price (the Redemption Price) shall be 110.0% of the principal amount of the Redemption Securities redeemed plus 63 days accrued interest to the Redemption Date.

In line with the mechanism used for the partial redemptions of the Junior Notes, a pool factor will be applied to every holding. Further details of the pool factor to be applied from the Redemption Date will be announced once the pool factor has been confirmed by the Registrar.

This mandatory partial redemption has primarily resulted from the release of the full balance of $68 million (approximately GBP37 million) held within the Existing Performance Bond Escrow Account ("EPBEA"). As part of Marconi's financial restructuring, this balance was lodged in the EPBEA to cover potential calls for collateral from a number of Marconi's performance bond providers who had rights to call for collateral, whether conditional or unconditional. Under the terms of the escrow arrangement, the Board of Marconi is permitted to request early release of amounts held in the EPBEA that are considered to be in excess of expected collateral calls. Having reviewed the position, and given that no calls for collateral have been received against the performance bonds covered by the EPBEA , the Board of Marconi has taken the view that the monies held in the escrow account should now be released.

In addition, this redemption includes the receipt of $7 million (approximately GBP4 million) relating to the deferred payment arising from finalization of the completion accounts from the GDA sale and $7 million (approximately GBP4 million) received on 24 February 2004 as a result of the partial redemption of the Junior Notes repurchased on 17 February 2004. As a consequence of the release of the $68 million from the EPBEA, the $7m already received following the partial redemption of repurchased Junior Notes is included in this Notice of Second Partial Redemption. The Group will receive a further $33 million (approximately GBP18 million) following the redemption of its remaining repurchased Junior Notes on 8 March 2004 and this will in turn trigger a further redemption of the Senior Notes.

The paying agent with respect to the Redemption Securities is:

         The Bank of New York
         One Canada Square
         London E14 5AL
         England
         Attention: Corporate Trust Office.

Any queries in respect of payment, pool factor or related matters should be directed to Emma Wilkes at Bank of New York on (+44) 20 7964 7662, who are the Registrar, the Depositary and the Paying Agent.

On the Redemption Date, the Redemption Price, together with accrued interest and any Additional Amounts (as described in the Indenture), will become due and payable. Unless the Company defaults in making the redemption payment, the Redemption Securities shall cease to bear interest from and after the Redemption Date. The Redemption Securities will be cancelled following redemption by the Company.

(Exchange rate, GBP1 = USD 1.83)


ENDS/...



About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on the Nasdaq under the symbol MRCIY.

Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.


This document contains certain statements that are not historical facts, including statements about Marconi's expectations and beliefs and statements with respect to its business plan and other objectives. Such statements are forward-looking statements. These statements typically contain words such as " intends", "expects", "anticipates", "estimates" and words of similar import. Undue reliance should not be placed on such statements, which are based on Marconi's current plans, estimates, projections and assumptions. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances which may occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to future revenues being lower than expected; increasing competitive pressures within the industry; general economic conditions or conditions affecting the relevant industries, both domestically and internationally, being less favourable than expected. Marconi has identified some important factors that may cause such differences in the Company's Form 20-F annual report for year ended 31 March 2003 and Form 6-K report for the quarter ended 30 June 2003 and Form 10-Q for the quarter ended 30 September 2003 filed with the US Securities and Exchange Commission. Marconi disclaims any obligation to publicly update or revise these forward-looking statements, whether to reflect new information or future events or circumstances or otherwise.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC

                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary

Date: March 5, 2004